UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

Agentix Corp.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55383

(Commission File Number)

46-2876282

(IRS Employer Identification No.)

32932 Pacific Coast Highway, #14-254

Dana Point, California 92629

(Address of principal executive offices)(Zip Code)

(949) 438-0160

Registrant’s telephone number, including area code

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on July 14, 2021, of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 14, 2021, on July 14, 2021 (the “Merger Agreement”), by and among the Agentix Corp. (the “Company”), AB Merger LLC, a Nevada limited liability company (“AB Merger”), and Applied Biopharma LLC (“Applied Biopharma”), as reported in Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 14, 2021. Pursuant to the terms and conditions set forth in the Merger Agreement, on July 14, 2021, AB Merger merged with and into Applied BioPharma (such merger transaction, the “Merger”) at the effective time of the Merger (the “Merger Effective Time”), with Applied BioPharma continuing as the surviving company in the Merger. Capitalized terms used herein without definition have the meaning given to them in the Merger Agreement.

Item 2.01 Completion or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the Merger Effective Time, all limited liability company interests of Applied issued and outstanding immediately prior to the Merger Effective Time were automatically cancelled and converted into the right to receive one share of common stock, par value $0.001 per share, of the Company. The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 14, 2021.

On July 14, 2021, Articles of Merger effecting the Merger were filed with the Secretary of State of the State of Nevada.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1

Agreement and Plan of Merger (the “Merger Agreement”), dated July 13, 2021, by and among Agentix Corp., AB Merger LLC, a Nevada limited liability company, and Applied Biopharma LLC, a Nevada limited liability company. (1)

(1) Incorporated by reference to Current Report on Form 8-K filed with the SEC on July 14, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agentix Corp.

Date: July 16, 2021	By:	/s/ Rudy Mazzocchi
	Name:	Rudy Mazzocchi
	Title:	President and Chief Executive Officer

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